UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2009

CATHAY GENERAL BANCORP

(Exact name of registrant as specified in its charter)

Delaware	0-18630	95-4274680
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

777 North Broadway, Los Angeles, California	90012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-(c))

EXPLANATORY NOTE

This Form 8-K/A, Amendment No. 1 (this “Amendment”), amends the Current Report on Form 8-K filed by Cathay General Bancorp (the “Company”) with the U.S. Securities and Exchange Commission on September 9, 2009 (the “Original Form 8-K”). This Amendment is being filed to update and replace the versions of (i) Exhibit 10.1, Distribution Agreement, dated September 9, 2009, between Cathay General Bancorp and J.P. Morgan Securities Inc. (the “JPM Distribution Agreement”), and (ii) Exhibit 10.2, Distribution Agreement, dated September 9, 2009, between Cathay General Bancorp and Deutsche Bank Securities Inc. (the “DBSI Distribution Agreement”), filed with the Original Form 8-K. The JPM Distribution Agreement and DBSI Distribution Agreement filed as Exhibit 10.1 and Exhibit 10.2 to this Amendment, replace in their entirety the JPM Distribution Agreement and the DBSI Distribution Agreement filed as Exhibit 10.1 and Exhibit 10.2 to the Original Form 8-K, respectively.

Except for the modifications to the Exhibits to the Original Form 8-K described above, no information included in the Original Form 8-K is amended by this Amendment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Distribution Agreement, dated September 9, 2009, between Cathay General Bancorp and J.P. Morgan Securities Inc.

10.2	Distribution Agreement, dated September 9, 2009, between Cathay General Bancorp and Deutsche Bank Securities Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHAY GENERAL BANCORP
(Registrant)

Date: September 22, 2009	By:	/s/ Heng W. Chen
	Name:	Heng W. Chen
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

10.1	Distribution Agreement, dated September 9, 2009, between Cathay General Bancorp and J.P. Morgan Securities Inc.

10.2	Distribution Agreement, dated September 9, 2009, between Cathay General Bancorp and Deutsche Bank Securities Inc.